SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2004

ACE Limited

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-11778	98-0091805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ACE Global Headquarters

17 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 441-295-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-88482), as amended, filed with the Securities and Exchange Commission by ACE Limited and certain of its subsidiaries:

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated June 2, 2004, executed by ACE Limited, as guarantor, and ACE INA Holdings Inc.

1.2	Terms Agreement, dated June 2, 2004, among J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Representatives for the Underwriters named therein, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

4.1	Officer’s Certificate, dated June 9, 2004, setting forth the terms of the 5.875% Senior Notes Due 2014 of ACE INA Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 10, 2004

By:	/S/ PETER N. MEAR
Name:	Peter N. Mear
Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document
1.1	Underwriting Agreement, dated June 2, 2004, executed by ACE Limited, as guarantor, and ACE INA Holdings Inc.

1.2	Terms Agreement, dated June 2, 2004, among J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Representatives for the Underwriters named therein, and Everest Reinsurance Holdings, Inc. and Everest Re Capital Trust II.

4.1	Officer’s Certificate, dated June 9, 2004, setting forth the terms of the 5.875% Senior Notes Due 2014 of ACE INA Holdings Inc.